UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: September 23, 2024

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-looking Information
Statements included in the accompanying news release that state Horace Mann Educators Corporation’s (Company) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment and Departure of Certain Officers

On September 17, 2024, Horace Mann Educators Corporation (the “Company”) approved the appointment of Ryan Greenier, 42, as Executive Vice President and Chief Financial Officer, effective October 1, 2024, succeeding Bret Conklin. With this appointment, Mr. Greenier joins the Company’s executive team and will report to Marita Zuraitis, the Company’s President & Chief Executive Officer.
Ryan Greenier's most recent role before his appointment was as Deputy CFO, and he previously held several leadership roles including Chief Investment Officer and Senior Vice President of Finance, Vice President of Corporate Finance, and Vice President of Investor Relations. Prior to joining Horace Mann, Mr. Greenier, a certified public accountant, held leadership roles at The Hartford in investor relations and investments, and began his career at Deloitte and Touche. Mr. Greenier earned a Bachelor of Business Administration in Accounting from Pace University and a Master of Business Administration in Finance from the University of Connecticut.
There is no change, at this time, to Mr. Greenier’s cash or equity compensation. Mr. Greenier’s annual salary is $350,000, with an Annual Incentive Program (“AIP”) target of 50% of eligible earnings. Based on his March 2024 award, his Long-Term Incentive Program (“LTIP”) target opportunity is $275,000. This award is comprised of 50% service-based restricted stock units (“RSUs”) and 50% performance-based RSUs. The terms and conditions of the Company’s AIP and LTIP programs are outlined in greater detail in the “Compensation Discussion & Analysis” contained in the Company’s 2024 Proxy Statement filed on April 9, 2024. Mr. Greenier’s cash and equity compensation for 2025 will be reviewed in the ordinary course. As the Executive Vice President and Chief Financial Officer, Mr. Greenier will be a Tier II participant in both the Executive Change in Control (“CIC”) and the Executive Severance Plans, as defined under the governing terms and requirements of the plan documents.
There are no family relationships between Mr. Greenier and any director, director nominee, or executive officer of the Company. Further, Mr. Greenier does not have an interest in any transaction that would be reportable under Item 404(a) of Regulation S-K.
Bret Conklin, who has announced his intent to retire from Horace Mann, will remain with the Company through 2025 to ensure a smooth transition and lead the Company’s Finance transformation. Mr. Conklin will continue to report to Marita Zuraitis, and serve as the Company’s Executive Vice President, Finance Transformation.
A copy of the news release relating to this Item 5.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release is also available on the Company's website at www.horacemann.com, under the Investor Relations tab.

Compensatory Arrangements of Certain Officers

On September 17, 2024, the Board of Directors (the “Board”) of the Company entered into a letter agreement (“Agreement”) with Marita Zuraitis, President & Chief Executive Officer. It provides that, in return for her willingness to continue employment through December 31, 2027 (or an earlier date as mutually agreed upon), the Company will fully vest her outstanding equity awards at the time of her separation or retirement; performance awards will remain subject to achievement of the specified performance goals and vest consistent with the terms of the outstanding agreements. The Agreement does not provide any incremental awards to Ms. Zuraitis, nor does it guarantee any specific levels of pay or payout. It only provides for vesting at separation or retirement.
The Agreement does not affect Ms. Zuraitis’ “at will” employment status with the Company nor make any changes to eligibility or benefits related to the Executive Severance Plan or Executive Change in Control Plan.
A copy of the Agreement relating to this Item 5.02 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 17, 2024, the Board of the Company approved and adopted Amended and Restated Bylaws of the Company (as so amended and restated, the “Bylaws”), that became effective immediately.
The amendments to the Bylaws, among other things, add an advance notice provision to the Bylaws that sets forth procedural and disclosure requirements for stockholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at annual or special meetings of stockholders (the “advance notice amendments”). As a result of the advance notice amendments, nominations and other business submitted under the Company’s advance notice bylaw must be made not more than 120 days and not less than 90 days prior to the first anniversary of the previous year’s annual meeting of stockholders. As a result, this Bylaw will first be in effect for the Company’s 2025 Annual Meeting of Stockholders. Notice of advance notice director nominees or other business for the Company’s 2025 Annual Meeting of Stockholders must be received no earlier than the close of business on January 22, 2025 and no later than the close of business on February 21, 2025.
The Bylaw amendments also:
•more closely align the Bylaws to the Delaware General Corporation Law;
•revise the voting standard to (i) a majority of votes cast for matters other than director elections, (ii) a majority of votes cast for uncontested director elections and (iii) a plurality voting standard for contested director elections;
•update language regarding stock certificates by specifically addressing uncertificated shares; and
•delete outdated references and making technical and conforming revisions and clarifications.
The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated in this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed with this report:
Exhibit 3.1    Amended and Restated Bylaws of HMEC.
Exhibit 99.1    Press Release dated September 23, 2024. (Pursuant to General Instruction B.2 to Form 8-K, this press release is furnished and is not filed.)
Exhibit 99.2    Copy of the Agreement with CEO dated September 17, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Donald M. Carley
	Name:	Donald M. Carley
	Title:	Executive Vice President, General Counsel
and Corporate Secretary

Date: September 23, 2024
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